Exhibit 99.1
ZAGG INC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value)
(Unaudited)

	December 31,	December 31,
	2012	2011

ASSETS

Current assets
Cash and cash equivalents	$20,177	$26,433
Accounts receivable, net of allowances of $2,974 in 2012 and $2,070 in 2011	54,561	45,450
Inventories	39,988	29,622
Prepaid expenses and other current assets	9,547	1,593
Deferred income tax assets	7,846	5,132

Total current assets	132,119	108,230

Investment in HzO	2,013	4,879

Property and equipment, net of accumulated depreciation at $3,317 in 2012 and $1,857 in 2011	4,862	4,162

Goodwill	1,484	6,925

Intangible assets, net of accumulated amortization at $13,790 in 2012 and $3,989 in 2011	57,905	73,691

Deferred income tax assets	5,662	82

Note receivable	583	1,349

Other assets	1,457	3,010

Total assets	$206,085	$202,328

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$19,027	$16,013
Income taxes payable	3,062	4,294
Accrued liabilities	3,754	3,886
Accrued wages and wage related expenses	2,554	1,468
Deferred revenue	722	320
Current portion of note payable	6,000	2,372
Sales returns liability	6,697	5,387

Total current liabilities	41,816	33,740

Revolving line of credit	22,173	23,332

Noncurrent portion of note payable	18,000	42,628

Total liabilities	81,989	99,700

Stockholders' equity
Common stock, $0.001 par value; 100,000 shares authorized;
31,215 and 29,782 shares issued and outstanding, respectively	31	30
Additional paid-in capital	77,234	70,248
Accumulated other comprehensive income	(57)	(33)
Note receivable collateralized by stock	(566)	(566)
Retained earnings	47,454	32,949

Total stockholders' equity	124,096	102,628

Total liabilities and stockholders' equity	$206,085	$202,328

ZAGG INC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Net sales	$87,482	$67,492	$264,425	$179,125
Cost of sales	48,900	36,122	143,880	97,201

Gross profit	38,582	31,370	120,545	81,924

Operating expenses:
Advertising and marketing	4,312	2,367	12,495	10,246
Selling, general and administrative	15,095	12,539	53,330	39,592
Impairment of goodwill and intangibles	11,497	-	11,497	-
Amortization of definite-lived intangibles	2,418	2,085	9,732	3,949

Total operating expenses	33,322	16,991	87,054	53,787

Income from operations	5,260	14,379	33,491	28,137

Other income (expense):
Interest expense	(2,802)	(1,452)	(6,321)	(3,022)
Loss from equity method investment in HzO	(1,385)	-	(2,866)	-
Gain on deconsolidation of HzO	-	1,906	-	1,906
Other income and (expense)	(170)	(123)	(407)	(19)

Total other expense	(4,357)	331	(9,594)	(1,135)

Income before provision for income taxes	903	14,710	23,897	27,002

Income tax provision	(710)	(5,083)	(9,393)	(9,418)

Net income	193	9,627	14,504	17,584

Net loss attributable to noncontrolling interest	-	319	-	664

Net income attributable to stockholders	$193	$9,946	$14,504	$18,248

Earnings per share attributable to stockholders:

Basic earnings per share	$0.01	$0.34	$0.48	$0.67

Diluted earnings per share	$0.01	$0.32	$0.46	$0.63

ZAGG INC AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION TO GAAP
(Unaudited)

Unaudited Supplemental Data

The following information is not a financial measure under generally accepted accounting principals (GAAP).  In addition, it should not be construed as an alternative to any other measures of performance determined in accordance with GAAP, or as an indicator of our operating performance, liquidity or cash flows generated by operating, investing and financing activities as there may be significant factors or trends that it fails to address.  We present this financial information because we believe that it is helpful to some investors as a measure of our operations. We caution investors that non-GAAP financial information, by its nature, departs from traditional accounting conventions; accordingly, its use can make it difficult to compare our results with our results from other reporting periods and with the results of other companies.

Adjusted EBITDA Reconciliation			Three months ended				Twelve months ended
			December 31, 2012		December 31, 2011		December 31, 2012		December 31, 2011

Net income attributable to stockholders in accordance with GAAP			$193		$9,946		$14,504		$18,248

	Adjustments:

	a.	Stock based compensation expense	1,096		584		6,018		3,258
	b.	Impairment of goodwill and intangibles	11,497		-		11,497		-
	c.	Depreciation and amortization	3,059		2,463		11,561		5,926
	d.	iFrogz acquisition expenses	-		-		-		1,947
	e.	iFrogz inventory fair value write up	-		864		-		4,506
	f.	Impairment of note receivable	-		418		-		1,489
	g.	Other expense	4,357		(331)		9,594		1,135
	h.	Provision for income taxes	710		5,083		9,393		9,418
	i.	Noncontrolling interest	-		(319)		-		(664)

Adjusted EBITDA			$20,912		$18,708		$62,567		$45,263

Pro forma Net Income Reconciliation - Three and Twelve Months Ended December 31, 2012			Three months ended				Twelve months ended
			December 31, 2012		December 31, 2011		December 31, 2012		December 31, 2011

Net income attributable to stockholders in accordance with GAAP			$193		$9,946		$14,504		$18,248

	Adjustments:

	a.	Stock based compensation expense	1,096		584		6,018		3,258
	b.	Impairment of goodwill and intangibles	11,497		-		11,497		-
	c.	Amortization of intangibles	2,439		2,085		9,801		4,931
	d.	iFrogz acquisition expenses	-		-		-		1,947
	e.	iFrogz inventory fair value write up	-		864		-		4,506
	f.	Impairment of note receivable	-		418		-		1,489
	g.	Other expense excluding cash interest expense and loss on equity method investment	170		(1,750)		407		(1,887)
	h.	Non-cash deferred loan costs charge	1,509		-		1,509		-
	i.	Noncontrolling interest	-		(319)		-		(664)
	j.	CEO departure expense	-		-		910		-
	k.	Loss on equity method investment	1,385		-		2,866		-
	l.	Income tax effects	(6,392	) *	(720	) *	(11,529	) *	(5,194	) *

Pro forma net income attributable to stockholders			$11,897		$11,108		$35,983		$26,634

Pro forma EPS attributable to stockholders			$0.37		$0.35		$1.14		$0.92

Weighted average number of shares outstanding - diluted			31,735		31,378		31,656		29,082

*	For comparative purposes, we applied an annualized statutory tax rate of 38.5%

Pro forma Net Income Reconciliation - Three and Nine Months Ended September 30, 2012			Three months ended				Nine months ended
			September 30, 2012		September 30, 2011		September 30, 2012		September 30, 2011

Net income attributable to stockholders in accordance with GAAP			$3,388		$2,248		$14,311		$8,302

	Adjustments:

	a.	Stock based compensation expense	2,086		406		4,922		2,674
	b.	Impairment of goodwill and intangibles	-		-		-		-
	c.	Amortization of intangibles	2,439		2,086		7,362		2,846
	d.	iFrogz acquisition expenses	-		122		-		1,947
	e.	iFrogz inventory fair value write up	-		3,063		-		3,642
	f.	Impairment of note receivable	-		1,071		-		1,071
	g.	Other expense excluding cash interest expense and loss on equity method investment	215		(129)		237		(137)
	h.	Non-cash deferred loan costs charge	-		-		-		-
	i.	Noncontrolling interest	-		(149)		-		(345)
	j.	CEO departure expense	910		-		910		-
	j.	Loss on equity method investment	545		-		1,481
	l.	Income tax effects	(2,161	) *	(2,475	) *	(5,137	) *	(4,474	) *

Pro forma net income attributable to stockholders			$7,422		$6,243		$24,086		$15,526

Pro forma EPS attributable to stockholders			$0.23		$0.20		$0.76		$0.55

Weighted average number of shares outstanding - diluted			31,734		31,375		31,647		28,308

*	For comparative purposes, we applied an annualized statutory tax rate of 38.5%

Pro forma Net Income Reconciliation - Three and Six Months Ended June 30, 2012			Three months ended				Six months ended
			June 30, 2012		June 30, 2011		June 30, 2012		June 30, 2011

Net income attributable to stockholders in accordance with GAAP			$5,812		$2,743		$10,923		$6,053

	Adjustments:

	a.	Stock based compensation expense	1,494		1,962		2,836		2,268
	b.	Impairment of goodwill and intangibles	-		-		-		-
	c.	Amortization of intangibles	2,488		710		4,923		760
	d.	iFrogz acquisition expenses	-		1,816		-		1,825
	e.	iFrogz inventory fair value write up	-		579		-		579
	f.	Impairment of note receivable	-		-		-		-
	g.	Other expense excluding cash interest expense and loss on equity method investment	(224)		(8)		22		(8)
	h.	Non-cash deferred loan costs charge	-		-		-		-
	i.	Noncontrolling interest	-		(145)		-		(196)
	j.	CEO departure expense	-		-		-		-
	k.	Loss on equity method investment	473		-		936		-
	l.	Income tax effects	(1,437	) *	(1,880	) *	(2,976	) *	(2,000	) *

Pro forma net income attributable to stockholders			$8,606		$5,777		$16,664		$9,281

Pro forma EPS attributable to stockholders			$0.27		$0.21		$0.53		$0.35

Weighted average number of shares outstanding - diluted			31,738		27,279		31,577		26,749

*	For comparative purposes, we applied an annualized statutory tax rate of 38.5%

Pro forma Net Income Reconciliation - Three Months Ended March 31, 2012			Three months ended
			March 30, 2012		March 30, 2011

Net income attributable to stockholders in accordance with GAAP			$5,112		$3,310

	Adjustments:

	a.	Stock based compensation expense	1,342		306
	b.	Impairment of goodwill and intangibles	-		-
	c.	Amortization of intangibles	2,435		50
	d.	iFrogz acquisition expenses	-		9
	e.	iFrogz inventory fair value write up	-		-
	f.	Impairment of note receivable	-		-
	g.	Other expense excluding cash interest expense and loss on equity method investment	246		-
	h.	Non-cash deferred loan costs charge	-		-
	i.	Noncontrolling interest	-		(51)
	j.	CEO departure expense	-		-
	k.	Loss on equity method investment	463		-
	l.	Income tax effects	(1,539	) *	(120	) *

Pro forma net income attributable to stockholders			$8,059		$3,504

Pro forma EPS attributable to stockholders			$0.26		$0.13

Weighted average number of shares outstanding - diluted			31,417		26,216

*	For comparative purposes, we applied an annualized statutory tax rate of 38.5%

4